Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Burning Rock Biotech Limited (the “Company”) on Form 20-F for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yusheng Han, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2021

By:	/s/ Yusheng Han
Name:	Yusheng Han
Title:	Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)